UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2008

NuTECH DIGITAL, INC.

(Exact name of registrant as specified in its charter)

California	000-50021	95-4642831
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

10390 Wilshire Boulevard Penthouse 20 Los Angeles, California 90024 (Address of principal executive offices)

(310) 777-0012
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Effective as of May 12, 2008, the one-for-sixty reverse stock split of our issued and outstanding common stock was declared effective (the “Reverse Stock Split”).  Pursuant to the Reverse Stock Split, each sixty shares of our issued and outstanding common stock is thereby reclassified and combined into one share of our common stock. The number of shares of our authorized common stock shall remain at 100 million shares, without any change in par value per common share.  Additional information about the reverse stock split is available in our definitive information statement filed with the Securities and Exchange Commission on October 31, 2007.

Pursuant to the Reverse Stock Split, effective as of May 12, 2008, our stock trading symbol has changed from NTDL to NDGT.

Item 9.01 Financial Statements and exhibits.

Exhibit Number	Description
3.1*	Certificate of Amendment to Articles of Incorporation filed on January 22, 2008

* Attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuTECH DIGITAL
Date: May 22, 2008	By:	/s/ Richard M. Greenberg
Richard M. Greenberg
President